Exhibit 24

Highlands Bankshares, Inc.
Limited Power of Attorney For
Section 16 Reporting Obligations

Know all by these presents, that
the undersigned hereby makes,
constitutes and appoints each of
Elizabeth W. Sims, William
Bettis,Adam Smith, and Remington
Shepard, each acting individually,
as the undersigned's true and lawful
attorney-in-fact, with full power
and authority as hereinafter
described on behalf of and in the
name, place and stead of the
undersigned to:
(A) prepare, execute,acknowledge,
deliver and file Forms 3, 4,
and 5 (including any amendments
thereto) with respect to the
securities of Highlands Bankshares,
Inc., a Virginia corporation
(the "Corporation"), with the
United States Securities
and Exchange Commission, any
national securities exchanges and
the Corporation, as considered
necessary or adviseable under
Section 16(a) of the Securities
Exchange Act of 1934 and the rules
and regulations promulgated
thereunder, as amended from time
to time (the "Exchange Act");
(B) seek or obtain, as the
undersigned's representative
and on the undersigned's behalf
information on transactions in
the Corporation's securities
from any third party, including
brokers, employee benefit plan
administrators and trustees,
and the undersigned hereby
authorizes any such person to
release any such information to
each of the undersigned's
attorneys-in-fact appointed by
this Limited Power of Attorney and
approves and ratifies any such
release of information; and
(C) perform any and all other
acts which in the discretion
of such attorney-in-fact are
necessary or desirable for and
on behalf of the undersigned
in connection with the foregoing.

The undersigned acknowledges that:
(1) this Limited Power of Attorney
authorizes, but does not require,
each such attorney-in-fact  to act
in their discretion on information
provided to such attorney-in-fact
without independent verification
of such information;
(2) any documents prepared and/or
executed by either such attorney-in
-fact on behalf of the
undersigned pursuant to this Power
of Attorney will be in such form
and will contain such information
and disclosure as such
attorney-in-fact, in his or her
discretion, deems necessary or
desirable;
(3) neither the Corporation
nor either of such attorneys-
in-fact assumes (i) any liability
for the undersigned's
responsibility to comply with the
requirement of the Exchange Act,
(ii) any liability of the undersigned
for any failure to comply with such
requiements, or (iii) any liability
of the undersigned for profit
disgorgement under Section 16(b)
of the Exchange Act; and
(4) this Limited Power of Attorney
does not relieve the undersigned from
responsibility for compliance with
the undersigned's obligations under
the Exchange Act, including
without limitation the reporting
requirements under Section 16 of
the Exchange Act.

The undersigned hereby gives and
grants each of the foregoing
attorneys-in-fact full power and
authority to do and perform all
and every act and thing whatsoever
requisite, necessary or appropriate
to be done in and about the
foregoing matters as fully to all
intents and purposes as the
undersigned might or could do if
present, hereby ratifying all that
each such attorney-in-fact of, for
and on behalf of the undersigned,
shall lawfully do or cause to be
done by virtue of this Limited
Power of Attorney.

This Limited Power of Attorney shall
remain in full force and effect
until revoked by the undersigned
in a signed writing delivered to
each such attorney-in-fact.

In WITNESS WHEREOF, the
undersigned has caused this Limited
Power of Attorney to be executed
as of this 24th day of September,
2018.

/s/ Bryan Taylor Booher